                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934





      Date of Report (Date of earliest event reported): September 26, 1997





                         EAGLE RIVER INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)



                 Delaware                                       84-1320277
         (State or other jurisdiction                       (I.R.S. Employer
         of incorporation or organization)                  Identification No.)





                      11000 N. Scottsdale Road, Suite 260
                           Scottsdale, Arizona  85254
              (Address of principal executive offices) (Zip Code)



                                 (602) 998-7500
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

On September 26, 1997, Eagle River Interactive, Inc. and its subsidiaries (the "Company") completed the sale of the assets of its Interactive Development Group to Eagle River Acquisition Inc., an affiliate of the Omnicom Group. The Company received cash consideration of $13.5 million and was relieved of certain liabilities at the closing in exchange for the Interactive Development Group assets. In addition, the Asset Purchase Agreement provides for Eagle River Acquisition Inc. to pay the Company certain additional future cash consideration contingent on the business' future earnings through calendar year 2000. The Interactive Development Group's assets include those located in offices in Chicago; New York; Dallas; Avon, CO; Denver, CO; Portland, OR; Mountain View and Los Angeles, CA; and Paris, France. The principal assets sold by the Company include accounts receivable, furniture, fixtures, equipment, leasehold improvements and certain intangibles, all of which are more fully described in the Asset Purchase Agreement, which is attached hereto as Exhibit 1 and incorporated by reference herein. The Asset Purchase Agreement also contains the formula by which any contingent payouts are to be determined.


Item 7. Financial Statements and Exhibits.

(b) Pro Forma Financial Information


                 EAGLE RIVER INTERACTIVE, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The following unaudited pro forma consolidated statements of operations of the Company for the fiscal year ended December 31, 1996 have been prepared assuming that the sale of the Interactive Development Group discussed in Item 2 had occurred as of the beginning of the fiscal year ended December 31, 1996. These unaudited pro forma consolidated statements of operations are not necessarily indicative of the results which would have been reported if the transaction had occurred at the beginning of the fiscal year ended December 31, 1996, or which may be reported in the future. These unaudited pro forma consolidated statements of operations have been prepared on the basis of and give effect to the adjustments described in the accompanying notes, and should be read in conjunction with the related notes, the description contained in Item 2, the Company's Form 10-Q for the period ended June 30, 1997 and the audited financial statements included in the Company's Form 10-K for the fiscal year ended December 31, 1996.

The pro forma adjustments are based upon preliminary estimates only. As a result, they may differ from amounts actually determined.

In addition to the sale of the Interactive Development Group discussed above, in September 1997 the Company also sold the assets of SkiView Inc. ("SkiView") which were an insignificant part of the Company's operations. The pro formas include not only adjustments relating to the Interactive Development Group but also adjustments relating to the sale of assets of SkiView. Refer to the Company's segmental disclosure included in the Company's Form 10-K for the fiscal year ended December 31, 1996 for additional financial information related to SkiView.
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                 EAGLE RIVER INTERACTIVE, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)



                                                                           Pro Forma
                                                         Historical       Adjustments          Pro Forma
                                                         ----------       -----------          ---------
Revenue                                                $   39,264           $18,246(a)        $   21,018
                                                       ----------           -------           ----------
Operating Expenses:
    Cost of revenue                                        21,018            15,722(a)             5,296
    Marketing and selling expenses                         12,403             3,099(a)             9,304
    General and administrative
      expenses                                             10,630             3,909(a)             6,721
    Depreciation and amortization                           2,149             1,896(a)               253
                                                       ----------           -------           ----------
      Total Operating Expenses                             46,200            24,626               21,574
                                                       ----------           -------           ----------
Net Operating Loss                                         (6,936)           (6,380)                (556)
Other Income, net                                           1,586                49                1,537
                                                       ----------           -------           ----------
(Loss) Income from Continuing Operations
    Before tax Benefit                                     (5,350)           (6,331)                 981
Tax Benefit (Provision)                                     2,260             2,721(b)              (461)
                                                       ----------           -------           ----------
(Loss) Income from Continuing Operations               $   (3,090)          $(3,610)          $      520
                                                       ==========           =======           ==========
(Loss) Income from Continuing Operations
    Per Common Share                                   $    (0.25)                            $      .04
                                                       ==========                             ==========

Weighed Average Number of
    Common Shares and Common Share
    Equivalents Outstanding                            12,285,782                             13,737,434(c)
                                                       ==========                             ==========


a) Reflects the elimination of the historical revenue, cost of revenue, marketing and selling expenses, depreciation and amortization and administrative expenses associated with the Interactive Development Group sold. In addition, the eliminations include pro forma adjustments to eliminate amounts relating to the sale of the assets of SkiView.

b) Represents the estimated income tax effect of the pro forma adjustments discussed in Note a.

c) Includes common share equivalents that were anti-dilutive for historical reporting purposes and dilutive for pro forma reporting purposes.

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e)  Exhibits

         Exhibit 1 Asset Purchase Agreement dated September 26, 1997 by and among Omnicom Group Inc., Eagle River Interactive, Inc., Graphic Media, Inc. and Eagle River Acquisition Inc.


     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



EAGLE RIVER INTERACTIVE, INC.




Date: October 10, 1997
By:   /s/ Marc Pinto
        Marc Pinto
        Executive Vice President,
        Chief Financial Officer

EXHIBIT INDEX
The following Exhibits are filed herewith:

         Exhibit 1 Asset Purchase Agreement dated September 26, 1997 by and among Omnicom Group Inc., Eagle River Interactive, Inc., Graphic Media, Inc. and Eagle River Acquisition Inc.



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                                 EXHIBIT INDEX


The following Exhibits are filed herewith:


         Exhibit 1 Asset Purchase Agreement dated September 26, 1997 by and among Omnicom Group Inc., Eagle River Interactive, Inc., Graphic Media, Inc. and Eagle River Acquisition Inc.